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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

    We consent to the incorporation by reference in the (i) Registration Statement (Form S-8 No. 33-95536) pertaining to the 1994 Stock Option Plan, 1995 Stock Plan, 1995 Employee Stock Purchase Plan, and 1995 Director Option Plan of Netscape Communications Corporation, (ii) Registration Statement (Form S-8 No. 33-99198) pertaining to the 1993 Incentive Stock Option Plan of Collabra Software, Inc., (iii) Registration Statement (Form S-8 No. 333-4222) pertaining to the 1993 Stock Option Plan of InSoft, Inc., (iv) Registration Statement (Form S-8 No. 333-4478) pertaining to the 1996 Stock Plan of Netcode Corporation, (v) Registration Statement (Form S-8 No. 333-29931) pertaining to the 1995 Stock Option/Issuance Plan of DigitalStyle Corporation and the 1996 Stock Option Plan of Portola Communications, Inc., (vi) Registration Statement (Form S-8 No. 333-38469) pertaining to the 1995 Stock Plan of Netscape Communications Corporation, (vii) Registration Statement (Form S-8 No. 333-44135) pertaining to the 1995 Stock Option Plan of KIVA Software Corporation and the 1995 Stock Plan of Netscape Communications Corporation, (viii) Registration Statement (Form S-8 No. 333-55987) pertaining to the 1995 Director Option Plan, 1995 Employee Stock Purchase Plan, and 1998 Stock Option Plan of Netscape Communications Corporation, (ix) Registration Statement (Form S-8 No. 333-57419) pertaining to the 1998 Stock Option Plan of Netscape Communications Corporation, (x) Registration Statement (Form S-8 No. 333-68713) pertaining to the 1995 Stock Plan of Netscape Communications Corporation, and (xi) Registration Statement (Form S-8 No. 333-71079) pertaining to the 1997 Stock Plan of AtWeb, Inc., of our report dated November 19, 1998, with respect to the consolidated financial statements and schedule of Netscape Communications Corporation included in the Transition Report on Form 10-K for the ten months ended October 31, 1998.

                                          /s/ Ernst & Young LLP
                                          ERNST & YOUNG LLP

Palo Alto, California
January 28, 1999